SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2013 (February 6, 2013)

PAZOO, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-178037	27-3984713
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification Number)

15A Saddle Road
Cedar Knolls, New Jersey  07927
(Address of Principal Executive Offices)

________________________________
(Prior Address if Changed From Last Report)

(973) 455-0970
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities.

Common Stock:

On February 11, 2013, Integrated Capital Partners, Inc. (“ICPI”) converted 125,000 shares of Series A Convertible Preferred Stock into 1,250,000 shares of Common Stock pursuant to, and in accordance with, an Investment Agreement, dated January 3, 2011 (the “Investment Agreement”) (See, Exhibit 99.01 of the Company’s Form S-1 filed with the Securities and Exchange Commission on November 18, 2011).

On April 9, 2013, ICPI converted 300,000 shares of Series A Convertible Preferred Stock into 3,000,000 shares of Common Stock pursuant to, and in accordance with, the Investment Agreement.

On May 13, 2013, ICPI converted 300,000 shares of Series A Convertible Preferred Stock into 3,000,000 shares of Common Stock pursuant to, and in accordance with, the Investment Agreement.

On June 11, 2013, ICPI converted 200,000 shares of Series A Convertible Preferred Stock into 2,000,000 shares of Common Stock pursuant to, and in accordance with, the Investment Agreement.

On July 12, 2013, ICPI converted 200,000 shares of Series A Convertible Preferred Stock into 2,000,000 shares of Common Stock pursuant to, and in accordance with, the Investment Agreement.

On August 5, 2013, ICPI converted 350,000 shares of Series A Convertible Preferred Stock into 3,500,000 shares of Common Stock pursuant to, and in accordance with, the Investment Agreement.

Item 7.01  Regulation FD Disclosure.

On February 14, 2013 the Company announced in a press release (Pazoo, Inc. CEO and Experts in the News Again) that its CEO David Cunic, as well as Pazoo Experts Diane Lang, Pete Risano, and Laura Miranda, were once again in the news for their various contributions to health and wellness. A copy of the press release is attached hereto as Exhibit 99.01. On February 26, 2013 the Company announced in a press release (Pazoo Launches Newly Redesigned Website, Increases Online Presence) that that its newly redesigned website had gone live and that Pazoo joined forces with iBuild Media, LLC, and Better Business Network to develop a more comprehensive and interactive website. A copy of the press release is attached hereto as Exhibit 99.02. On March 5, 2013 the Company announced in a press release (Pazoo Adds 5 More To Panel of Experts) the latest additions to the pazoo.com expert section which included: Dr Roger Welton, Pazoo Veterinary Expert; Stephen Bienko, Pazoo Health Fitness and Personal Development Expert; Gina Calvano, Pazoo Career Selection and Coaching Expert; Dr Robert Agresti Jr, Pazoo Plastic Surgery and Reconstructive Surgery Expert; and Felicia Loveys, Family Communication and Relationship Expert. A copy of the press release is attached hereto as Exhibit 99.03. On March 7, 2013 the Company announced in a press release (Pazoo Unveils New Logo Becoming the Recognizable Symbol of Pazoo Now And Into The Future) that it released a newly redesigned logo along with the newly redesigned website,. A copy of the press release is attached hereto as Exhibit 99.04. On March 13, 2013 the Company announced in a press release (Pazoo Begins Large-Scale Marketing Program For New Website - Product and Website Advertising Revenue Begin to Ramp Up) that it had begin a large-scale marketing program for the newly designed www.pazoo.com website.. A copy of the press release is attached hereto as Exhibit 99.05. On March 20, 2013 the Company announced in a press release (Pazoo Adds Highly Respected and Top Veterinarian Dr. Roger Welton) it had signed one of the most revered Veterinary Experts, Dr Robert Welton, to its ever increasing Pazoo Expert Panel. A copy of the press release is attached hereto as Exhibit 99.06. On March 26, 2013 the Company announced in a press release (Pazoo's First MaxLine Product, Oxy Max H20 Pet Energizer, Now on Shelves in Pet Life Stores) that its Oxy Max H20 Pet Energizer, the first Pet Max product, has been distributed to the largest private pet store chain in New England, the Pet Life Stores. The Oxy Max H2O Pet Energizer is now available for sale on the shelves of all Pet Life stores in specially designed Display cases. A copy of the press release is attached hereto as Exhibit 99.07. On April 3, 2013 the Company announced in a press release (Pazoo Joins Forces With, and Signs, America's Fitness Ambassador and Celebrity Trainer Steve Jordan) announced that Steve Jordan, America’s Finess Ambassador and Celebrity Trainer, and Pazoo joined forces in public appearances, media broadcasts, instructional videos. A copy of the press release is attached hereto as Exhibit 99.08. On April 10, 2013 the Company announced in a press release (Pazoo, Inc. Announces the Introduction of a New Mobile Investor Application to Improve Shareholder Communications) that it launched the new Mobile IR Application (App) technology to deliver important company information and data directly to shareholder smartphones and mobile electronic devices. The IR App will automate the delivery of real-time stock pricing information, press releases, SEC filings, corporate documents, videos and more. . A copy of the press release is attached hereto as Exhibit 99.09. On April 18, 2013 the Company announced in a press release (Pazoo, Inc. CEO, David Cunic, Invited To Speak At The Sold Out Private Practice Summit in Rutherford, New Jersey) that its CEO, David Cunic, had been asked to give several presentations at the Private Practice Summit, held in Rutherford, New Jersey on April 19, 20, and 21, 2013. A copy of the press release is attached hereto as Exhibit 99.10. On April 24, 2013 the Company announced in a press release (Pazoo Signs Advertising and Marketing Agreement with SamStella) that it had signed a contract with SamStella the focus of which is to market and advertise the Pazoo website and bring advertisers to the Pazoo website. A copy of the press release is attached hereto as Exhibit 99.11. On May 1, 2013 the Company announced in a press release (Pazoo Signs Former Australian Power Tumbling Champion and Former Cirque Du Soleil Performer, Kristy Lee Wilson, to Pazoo Panel of Health and Wellness Experts) that it had signed Fitness, Nutrition, and Sports Performance Trainer Kristy Lee Wilson to its panel of health and wellness experts. A copy of the press release is attached hereto as Exhibit 99.12. On May 6, 2013 the Company announced in a press release (Pazoo, Inc. Experiences Dramatic Increases In Web Traffic, Page Views Surpassing 100,000 Unique Visitors In April On WWW.PAZOO.COM) that website. traffic in March jumped to over 43,000 unique visitors from less than 1,000 unique visitors in the month of February and that traffic grew at an even higher rate to over 110,000 unique visitors in April and that based on current daily traffic it is expected that at least another doubling of unique visitors to the website to more than 225,000 will visit the website in May compared to April. A copy of the press release is attached hereto as Exhibit 99.13. On May 8, 2013 the Company announced in a press release (Nutrition Zone Begins Selling Two of Pazoo's MaxLine Products - Max Plus Multivitamin and Vita Cell Stem Cell Nutrition) that its MaxLine products, Max Plus Multivatimin and Vita Cell, are now on the shelves of the Nutrition Zone stores, one of the fastest expanding health and nutrition retail outlet in the northeast, in northern New Jersey A copy of the press release is attached hereto as Exhibit 99.14. On May 15, 2013 the Company announced in a press release (Traffic Through The First 13 Days of May Surges Past Total Traffic On www.pazoo.com For The Whole Month Of April - Ad Revenue Quickly Increasing) that total visits through the first 13 days of May had exceeded 120,000 unique visitors compared to 113,647 unique visitors for the entire month of April. A copy of the press release is attached hereto as Exhibit 99.15. On May 29, 2013, the Company announced in a press release (Traffic Surges Past 340,000 Visits Tripling Traffic On WWW.PAZOO.COM From April To May) that the total number of visitors to pazoo.com in May has surpassed 330,000, compared to 113,647 for the month of April. A copy of the press release is attached hereto as Exhibit 99.16. On June 4, 2013 the Company announced in a press release (Pazoo Experts in the News Once Again) that its Health and Wellness Experts Steve Jordan, Sarah Cooper Anderson, Diane Lang, and Sheri Marino Haiken were once again in the news for their various contributions to health and wellness. A copy of the press release is attached hereto as Exhibit 99.17. On June 19, 2013 the Company announced in a press release (Traffic Surges Past 550,000 Visits on WWW.PAZOO.COM On Pace to Top 1,000,000 for the Month Of June) that total visits through June 18, 2013 had exceeded 550,000 compared to 404,248 for the whole month of May. Based on current daily numbers, traffic in the month of June will surpass 1,000,000 visits. A copy of the press release is attached hereto as Exhibit 99.18. On June 26, 2013 the Company announced in a press release (Advertising Revenue Dramatically Increases on Pazoo.com Generating a Gross Profit for the First Time With the Implementation of State of the Art Technology) that advertising revenue experienced a dramatic increase over the past week as state of the art technology was implemented and www.pazoo.com is now generating more revenue from advertising sales on a daily basis than the cost of all advertising and other expenses to drive traffic to the website. A copy of the press release is attached hereto as Exhibit 99.19. On July 2, 2013 the Company announced in a press release (Traffic Surges Past 1,000,000 Visits and More Than 500,000 Unique Visitors During the Month of June on WWW.PAZOO.COM) that total visits during June, 2013 has exceeded 1,000,000 compared to 404,248 for the whole month of May. Additionally, the number of unique visitors surged past 500,000 for the month. A copy of the press release is attached hereto as Exhibit 99.20.

The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.01 through 99.20 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

a.	Exhibits.
	99.01	Press Release dated February 14, 2013.
	99.02	Press Release dated February 26, 2013.
	99.03	Press Release dated March 5, 2013.
	99.04	Press Release dated March 7, 2013.
	99.05	Press Release dated March 13, 2013.
	99.06	Press Release dated March 20, 2013.
	99.07	Press Release dated March 26, 2013.
	99.08	Press Release dated April 3, 2013.
	99.09	Press Release dated April 10, 2013.
	99.10	Press Release dated April 18, 2013.
	99.11	Press Release dated April 24, 2013.
	99.12	Press Release dated May 1, 2013.
	99.13	Press Release dated May 6, 2013.
	99.14	Press Release dated May 8, 2013.
	99.15	Press Release dated May 15, 2013.
	99.16	Press Release dated May 29, 2013.
	99.17	Press Release dated June 4, 2013.
	99.18	Press Release dated June 19, 2013.
	99.19	Press Release dated June 26, 2013.
	99.20	Press Release dated July 2, 2013.

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2013	Pazoo, Inc. (Registrant)

/s/ David M. Cunic
David M. Cunic/ CEO